Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management
Financial risk management

26.        Financial risk management

(i)	Financial risk management objectives and policies

The Group’s principal financial instruments comprise cash and cash equivalents, certificates of deposit at commercial banks and investor loans presented in borrowings. The main purpose of these financial instruments is to raise funds for the Group's operations. The Group has various other financial assets and liabilities such as trade and other receivables and trade and other payables, which arise directly from its operations.

The main risks arising from the Group's financial instruments are credit risk, interest rate risk, liquidity risk and foreign currency risk. The measures taken by management to manage each of these risks are summarized below.

(ii)	Credit risk

The Group’s financial assets comprise to a large extent cash and cash equivalents. In addition, financial assets include shares, certificates of deposit, trade and other receivables. The total carrying amount of shares (€12.3 million, 2020: €20.0 million), cash and cash equivalents  (€197.6 million, 2020: € 146.9 million) and trade and other receivables (€4.8 million, 2020: €2.4 million) represents the maximum credit exposure of €214.7 million (2020: €169.3 million).

The cash and cash equivalents and certificates of deposit are held with banks, which are rated BBB+ to AA based on Standard & Poor’s and Moody’s.

(iii)	Interest rate risk

The Group’s interest rate risk arises from cash accounts.

Market interest rates on cash and cash equivalents as well as on term deposits were low, and in some cases negative, resulting in interest expense of €358 (2020: interest income of €186). A shift in interest rates (increase or decrease) could potentially have a material impact on the loss of the Group.

(iv)	Other price risks

The fair value of the shares in Amphivena and Roivant depends on the estimated share price and the quoted share price respectively. The total exposure of the Group amounts to €12.3 million (2020: €20.0 million).

(v)	Foreign currency risk

Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Group’s entities are exposed to Czech Koruna (CZK), US Dollars (USD) and British Pound (GBP). The net exposure as of December 31, 2021 was €53,487 (2020: €122,322) and mainly relates to US Dollars.

In 2021, if the Euro had weakened/strengthened by 10% against the US dollar with all other variables held constant, the loss would have been €5,482 (2020: €11,155) higher/lower, mainly as a result of foreign exchange gains/losses on remeasurement of US dollar-denominated financial assets. The Group considers a shift in the exchange rates of 10% as a realistic scenario.

Loss is more sensitive to movement in exchange rates shifts in 2021 than in 2020 because of the increased volume of US dollar-denominated transactions.

The following significant exchange rates have been applied during the year:

	2021	2020	2019
	CZK or USD	CZK or USD or	CZK or USD or
	or GBP/EUR	GBP/EUR	GBP/EUR
CZK - Average Rate	0.03900	0.03780	0.03896
CZK - Spot rate	0.04023	0.03811	0.03936

USD - Average Rate	0.84552	0.87550	0.89326
USD - Spot rate	0.88292	0.81493	0.89015

GBP - Average Rate	1.16333	1.12397	1.1393
GBP - Spot rate	1.19008	1.11231	1.1754

(vi)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulties in meeting the obligations associated with its financial liabilities which are normally settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

The Group continually monitors its risk of a shortage of funds using short and mid-term liquidity planning. This takes account of the expected cash flows from all activities. The supervisory board undertakes regular reviews of the budget.

In 2019 , 2020 and 2021, Affimed raised significant funding that it estimates will enable the Group to fund operating expenses and capital expenditure requirements at least into the second half of 2023.

In 2019,  the Group issued 13,800,000 common shares in a public offering at a price of $2.50 per common share resulting in aggregate net proceeds of €29.5 million.

In May 2020, the Company implemented an at-the-market (“ATM”) program providing for the sales over time of up to $50,000,000 of its common shares. The Company issued approximately 12.5 million common shares under this ATM program, generating net proceeds of approximately €34.5 million.

In November 2020, the Company implemented a new ATM program providing for additional sales over time of up to $75,000,000 of common shares. As of December 31, 2021, the Company had issued approximately 4.4 million (2020: 7.9 million) shares, generating approximately €24.4 million (2020: €34.5 million) in net proceeds.

In November 2021, Affimed filed a “shelf registration statement” with the SEC in order to offer and sell securities to the public in multiple, future offerings with indeterminate amount.

In November 2021, the Company implemented a new ATM program providing for additional sales over time of up to $100 million of its common shares. As of December 31, 2021, the Company had issued approximately 0.2 million shares and generated approximately €1.6 million in net proceeds from this new ATM program.

On January 15, 2021 the Group issued 19,166,667 common shares at a price of $6.00 per share in a public offering resulting in gross proceeds before deducting underwriting discounts and commissions and estimated expenses of the offering of $115 million.

In January 2021, the Group entered into a loan agreement with Silicon Valley Bank for up to €25 million, of which the Group has drawn €17.5 million in 2021.

The Group expects that further funding will be required to complete the development of the existing product candidates. Further, funding will also be required to commercialize the products if regulatory approval is received.

The contractual maturities of Borrowings are as follows:

	2021	2020
Payments within one year	580	92
Payments between one and five years	18,682	231
	19,262	323

(vii)	Capital management

The primary objective of the Group’s capital management is to ensure that it maintains its liquidity in order to finance its operating activities and meet its liabilities when due.

The Group manages its capital structure primarily through equity.